SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C. 20549


                                ______________


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)                   May 4, 1995



                        ANDREA ELECTRONICS CORPORATION
              (Exact Name of Registrant as Specified in Charter)



         New York                    1-4324                 11-0482020
(State or Other Jurisdiction      (Commission               (IRS Employer
    of Incorporation)             File Number)              Identification No.)





11-40 45th Road, Long Island City, New York                     11101
  (Address of Principal Executive Offices)                    (Zip Code)





Registrant's telephone number, including area code  (718) 729-8500





                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)






                            Exhibit Index -- Page 4
                               Page 1 of 5 Pages







Item 4.     Changes in Registrant's Certifying Accountant.

            (a) On May 4, 1995, the Registrant dismissed Raich Ende Malter Lerner & Co. and subsequently engaged Arthur Andersen LLP as its new independent accountants for its fiscal year ending December 31, 1995.

            (b) During the two most recent fiscal years and through the date of termination (May 4, 1995), there were no disagreements with Raich Ende Malter Lerner & Co., the Registrant's prior auditors, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

            (c) Raich Ende Malter Lerner & Co.'s report on the Registrant's consolidated financial statements for any of the past two years did not contain an adverse opinion or disclaimer of opinion, or was it modified or qualified as to uncertainty, audit scope or accounting principles.

            (d) The letter from Raich Ende Malter Lerner & Co. required by this subparagraph of Item 4 will be submitted to the Commission as Exhibit 16 hereto.

            (e) The decision to dismiss Raich Ende Malter Lerner & Co. and engage Arthur Andersen LLP as set forth above was made by the Board of Directors.





































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                                 SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May  5, 1995                      ANDREA ELECTRONICS CORPORATION
                                           (Registrant)



                                            /s/ Frank A.D. Andrea, Jr.

							 Frank A.D. Andrea, Jr.
                                           Chief Executive Officer


                                            /s/ Patrick D. Pilch

							 Patrick D. Pilch
                                           Chief Financial Officer




































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                                EXHIBIT INDEX




Exhibit Number	   Description                                       Page

16   			         Letter from Former Accountants	                      5




















































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